Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Emerging Markets Power Buffer ETF™ – July

Innovator Growth-100 Power Buffer ETF™ – July

Innovator International Developed Power Buffer ETF™ – July

Innovator U.S. Small Cap Power Buffer ETF™ – July

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 27, 2023

June 30, 2023

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the outcome period of approximately one year. The current Outcome Period will end on June 30, 2023. Each Fund will commence a new outcome period that will begin on July 1, 2023 and end on June 30, 2024. An investment in each Fund over the course of the Outcome Period will be subject to such Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator Emerging Markets Power Buffer ETF™ – July	EJUL	Gross: 18.30% Net: 17.41%*

The Fund seeks to provide investors with returns that match the price return of the iShares MSCI Emerging Markets ETF, up to the upside cap of 18.30% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of iShares MSCI Emerging Markets ETF losses, over the period from July 1, 2023 to June 30, 2024.

Innovator Growth-100 Power Buffer ETF™ – July	NJUL	Gross: 16.79% Net: 16.00%*

The Fund seeks to provide investors with returns that match the price return of the Invesco QQQ TrustSM, Series 1, up to the upside cap of 16.79% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of Invesco QQQ TrustSM, Series 1 losses, over the period from July 1, 2023 to June 30, 2024.

Innovator International Developed Power Buffer ETF™ – July	IJUL	Gross: 16.64% Net: 15.79%*

The Fund seeks to provide investors with returns that match the price return of the iShares MSCI EAFE ETF, up to the upside cap of 16.64% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of iShares MSCI EAFE ETF losses, over the period from July 1, 2023 to June 30, 2024.

Innovator U.S. Small Cap Power Buffer ETF™ – July	KJUL	Gross: 17.81% Net: 17.02%*

The Fund seeks to provide investors with returns that match the price return of the iShares Russell 2000 ETF, up to the upside cap of 17.81% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of iShares Russell 2000 ETF losses, over the period from July 1, 2023 to June 30, 2024.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new outcome period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to new Outcome Period: July 1, 2023 through June 30, 2024.

3.	All references to the Cap for the prior outcome period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference